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Exhibit 10.3
LanVision Systems, Inc.

Amendment No. 1 dated December 8, 2004 to Employment Agreement among William A. Geers, LanVision Systems, Inc. and LanVision, Inc.*

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

      This AMENDMENT NO. 1 is entered into as of this 8 day of December, 2004 by and among LanVision Systems, Inc., a Delaware corporation ("Parent"), LanVision, Inc., an Ohio corporation ("Company") and William A. Geers ("Employee").

      WHEREAS, the Company and Employee entered into an Employment Agreement dated as of February 1, 2004 ("Employment Agreement"), whereby Parent and the Company agreed to employ the Employee, and the Employee agreed to serve, as Vice President of Product Development; and

      WHEREAS, Parent, the Company and Employee desire to amend the Employment Agreement as set forth herein;

      NOW, THEREFORE, in consideration of the premises and the agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, the parties agree as follows:

      1. DEFINED TERMS. All capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Employment Agreement.

      2. POSITION AND DUTIES. The parties hereby agree that effective as of the date hereof, Employee shall be employed by Parent and the Company in the additional position of Chief Operating Officer. Accordingly, the Employment Agreement is hereby amended to change the Employee's title to "Vice President of Product Development and Chief Operating Officer" in each and every instance where such title appears, including without limitation in the Recitals to the Employment Agreement and in Section 2 thereof.

      3. COMPENSATION. In consideration of the Employee's new and additional responsibilities and roles, Parent and the Company agree to pay Employee a one time lump sum bonus on the date hereof in the aggregate amount of Fifteen Thousand Dollars ($15,000). Such bonus shall be in addition to, and not in lieu of, any bonus that Employee may otherwise become entitled to for the fiscal year ending January 31, 2005. The parties further agree that effective February 1, 2005, Employee's salary for the period commencing on such date through January 31, 2006 shall be One Hundred Ninety Thousand Dollars ($190,000).

      4. CONTINUING AGREEMENT. Except for the changes set forth in this Amendment No.1, the Employment Agreement remains in full force and effect without modification.

      5. COUNTERPARTS. This Amendment No. 1 may be signed in counterparts by Parent, the Company and Employee.

                        [Signatures follow on next page]

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      IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date set forth above.

                                                    LANVISION SYSTEMS, INC.

                                                    By: /s/ Paul W. Bridge, Jr.
                                                        -----------------------
                                                    Paul W. Bridge, Jr.
                                                    Chief Financial Officer

                                                    LANVISION, INC.

                                                    By: /s/ Paul W. Bridge, Jr.
                                                        -----------------------
                                                    Paul W. Bridge, Jr.
                                                    Chief Financial Officer

                                                    EMPLOYEE

                                                    /s/ William A Geers
                                                    ----------------------------
                                                    William A. Geers

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